                                                                    Exhibit 23.1

                                    CONSENT

We consent to the reference to our firm under the caption "SELECTED CONSOLIDATED FINANCIAL AND OPERATING DATA" and under the caption "Experts" and to the use of our reports dated October 24, 1996, except Note 12, as to which the date is January 31, 1997, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.




                                                   /s/ Ernst & Young LLP


Vienna, Virginia
February 13, 1997

--------------------------------------------------------------------------------

The foregoing consent is in the form that will be signed upon the completion of the net loss per share calculation once the initial public offering price is known.



                                                   /s/ Ernst & Young LLP


Vienna, Virginia
February 13, 1997

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Ray Bloch Productions, Inc. dated October 4, 1996, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.





                                                           /s/ Ernst & Young LLP





Vienna, Virginia
February 13, 1997

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Epic Enterprises, Inc. dated October 4, 1996, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.





                                                           /s/ Ernst & Young LLP





Vienna, Virginia
February 13, 1997

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Epic Enterprises of Nevada, Inc. dated October 4, 1996, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.





                                                           /s/ Ernst & Young LLP







Vienna, Virginia
February 13, 1997

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of Timberline Productions, Inc. dated October 7, 1996, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.




                                                           /s/ Ernst & Young LLP




Vienna, Virginia
February 13, 1997

                                    CONSENT

We consent to the reference to our firm under the caption "Experts" and to the use of our report of American Show Management, Inc. dated January 18, 1997, except Note 9, as to which the date is January 31, 1997, in Amendment No. 4 to the Registration Statement (Form S-1 No. 333-14879) and related Prospectus of PGI, Inc., formerly Production Group International, Inc., for the registration of XXX,XXX shares of its common stock.





                                                           /s/ Ernst & Young LLP





Vienna, Virginia
February 13, 1997